Ned Davis Research 360º Dynamic Allocation ETF

Schedule of Investments

December 31, 2024 (Unaudited)

EXCHANGE TRADED ETFS - 99.6%	Shares	Value
Vanguard Growth ETF	774	$317,681
Vanguard S&P 500 ETF	588	316,820
iShares Core S&P Small-Cap ETF	1,653	190,459
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	9,031	178,362
iShares Core U.S. Value ETF	1,659	153,607
iShares Broad USD High Yield Corporate Bond ETF	1,409	51,837
Vanguard Intermediate-Term Corporate Bond ETF	528	42,383
iShares Core MSCI EAFE ETF	540	37,951
iShares JP Morgan USD Emerging Markets Bond ETF	379	33,746
Vanguard Short-Term Treasury ETF	301	17,512
iShares 20+ Year Treasury Bond ETF	189	16,505
Vanguard Total International Bond ETF	171	8,388
TOTAL EXCHANGE TRADED ETFS (Cost $1,397,289)		1,365,251

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
First American Government Obligations Fund - Class X, 4.41% (a)	4,807	4,807
TOTAL SHORT-TERM INVESTMENTS (Cost $4,807)		4,807

TOTAL INVESTMENTS - 100.0% (Cost $1,402,096)		1,370,058
Other Assets in Excess of Liabilities - (0.0)% (b)		(387)
TOTAL NET ASSETS - 100.0%		$1,369,671

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(b)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.